5. Fair Value Measurements	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements

5. FAIR VALUE MEASUREMENTS

ASC 820 "Fair Value Measurements," defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles and enhances disclosures about fair value measurements. Fair value is defined under ASC 820 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value under ASC 820 must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

•	Level 1—Observable inputs such as quoted prices (unadjusted) for identical instruments in active markets.

•	Level 2—Observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations whose significant inputs are observable.

•	Level 3—Unobservable inputs that reflect the reporting entity’s own assumptions.

The following tables set forth the fair value of the Company’s consolidated financial instruments that were measured at fair value on the effective date of the respective agreements as of December 31, 2018 and 2017:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Shares issued in acquisition of HereLab	$–	$–	$495,000	$495,000
Accrued share compensation	32,500	–	417,229	449,729
Total fair value	$32,500	$–	$912,229	$944,729

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Shares issued in acquisition of HereLab	$–	$–	$–	$–
Accrued share compensation	–	–	–	–
Total fair value	$–	$–	$–	$–

The shares of common stock associated with the Level 1 accrued share compensation liability are shares issued to a consultant in exchange for work provided during the period, but not yet issued, related to a settlement agreement discussed in Note 8. The fair value was calculated based on market prices for the shares in an active market on the effective date of the agreement.

The shares of common stock associated with the Level 3 accrued share compensation liability are the unvested shares earned on a pro-rata basis as of December 31, 2018 related to the five consulting agreements discussed in Note 8. The fair value was calculated based on comparable adjusted amounts the Company was raising funds at multiplied by the total shares agreed upon on the effective date of the respective agreements. The share compensation amount is amortized over the life of the agreements.

The shares of common stock associated with the Level 3 shares issued in the acquisition of Herelab were valued based on comparable adjusted amounts the Company was raising funds at on the effective date of the agreement.